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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1999



SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

           The following replaces the disclosure under the section entitled "Special Transfer Services - Dollar Cost Averaging."

           "We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted. A DCA fixed account investment option may be established under the DCA program to make automatic transfers. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option. If the DCA fixed account investment option is elected, the amounts allocated to this account will be credited with interest at the guaranteed interest rate in effect on the date of such allocation.

           From time to time, we may offer special DCA programs where the rate of interest credited to a fixed account investment option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, any amounts credited to your account in excess of amounts earned will be recovered from the existing charges described in your contract. Your contract charges will not increase as a result of electing to participate in any special DCA program.

           The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, a lower purchase price may be achieved over the long term by purchasing more accumulation units of a particular sub-account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the application or by separate application. You may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program."

TRANSFERS AMONG INVESTMENT OPTIONS

           The following supplements the disclosure under "Transfers Among Investment Options."

           "Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted)."

GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST

           The third and fourth paragraph under the heading "The Manufacturers Life Insurance Company of New York" is amended as follows:

           "Our ultimate parent entity is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial."


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CHANGE IN HOME OFFICE ADDRESS

           Effective August 23, 1999, the address of the Company's home office will be:

                  100 Summit Lake Drive
                  Second Floor
                  Valhalla, New York  10595

The address of the Annuity Service Office will not change, however.



                       SUPPLEMENT DATED OCTOBER 18, 1999.


NYVENTURE.SUPP1099